UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 6, 2006
(Date of Earliest Event Reported)
Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-13976	72-0717400
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS
(Address of principal executive offices)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     As previously reported, on September 22, 2004, Akorn, Inc. (“the Company”) and Strides Arcolab Limited, a pharmaceutical manufacturer based in India (“Strides”), entered into certain agreements providing for a joint venture for the development, manufacturing and marketing of grandfathered products, patent-challenging products and abbreviated new drug application products for the United States hospital and retail markets. The joint venture has operated in the form of a Delaware limited liability company named Akorn-Strides, LLC (“A-S”). Under an OEM Agreement between Strides and A-S dated September 22, 2004, as amended (the “OEM Agreement”), entered into as part of the joint venture, Strides is responsible for developing, manufacturing and supplying products.
     On December 6, 2006, A-S entered into a Fifth Amendment to OEM Agreement (the “Fifth Amendment”) with Strides. Among other things, the Fifth Amendment amends the OEM Agreement to (i) revise and replace the former Exhibit B — ANDA Schedule with an updated Exhibit B-1 — ANDA Schedule, (ii) add new products under the OEM Agreement pursuant to a new Exhibit B-2 — Additional ANDA Schedule, (iii) provide for the future payment of additional registration costs for the development of the additional products set forth in Exhibit B-2 — Additional ANDA Schedule, and (iv) acknowledge the abandonment of certain products and the reallocation of the amount received by Strides as additional registration costs therefore towards registration costs referenced in Exhibit B-1 — ANDA Schedule.
     The description of the Fifth Amendment herein is only a summary and is qualified in its entirety by the full text of such document, which is filed as an exhibit hereto and is incorporated by reference herein.
     On September 22, 2004, (i) the Company and Strides entered into a Limited Liability Company Agreement for the management of A-S, (ii) the Company and A-S entered into a Sales and Marketing Agreement for the exclusive sales and marketing of products, (iii) A-S executed a Promissory Note for the benefit of the Company, and (iv) Strides executed a Capital Contribution Agreement for the benefit of A-S. A-S and Strides have also entered into four earlier amendments to the OEM Agreement, which were not deemed to be material amendments when executed, but are filed as exhibits hereto for explanatory purposes.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
10.1	Fifth Amendment to OEM Agreement dated November 28, 2006 between A-S and Strides. *
10.2	First Amendment to OEM Agreement dated December 8, 2004 between A-S and Strides.
10.3	Second Amendment to OEM Agreement dated December 31, 2004 between A-S and Strides.
10.4	Third Amendment to OEM Agreement dated October 26, 2005 between A-S and Strides. *
10.5	Fourth Amendment to OEM Agreement dated February 1, 2006 between A-S and Strides.
* Confidential Treatment Requested for portions of this exhibit Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: December 11, 2006